Exhibit 10.5(a)

Execution copy

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 8 TO WORK STATEMENT NB-1

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into the certain Clinical Trial Services Agreement (“Agreement”) and that certain Work Statement NB-1 under the Agreement as of March 29, 2011 (“Effective Date”), and entered into an Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7 to Work Statement NB-1 as of December 9, 2011, June 18, 2012, November 6, 2013, March 28, 2014, May 19, 2014, July 22, 2014 and July 22, 2014 respectively, (as amended, “Work Statement NB-1”).

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 8 to Work Statement NB-1 (“Amendment No. 8”) effective as of August 15, 2014 (“Amendment Date”).  Capitalized terms used in this Amendment No. 8 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-1.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment No. 8, the parties agree as follows:

1. End of Study Readiness Visits for BA058-05-003:

(a) At Radius request, NB will allocate resources as outlined below to perform additional activities to assist selected study sites for the end of the BA058-05-003 Study in order to meet consistency in documentation across the sites. The purpose of this work statement is to allow NB the resources to visit selected sites and vendors to perform end of study readiness visits. Radius is responsible for selecting the sites targeted for these visits.

(b) A new section at the bottom Attachment B to Work Statement NB-1 (Budgets, Fees, Pass-through Costs, and Payment Schedule) is hereby amended to read in full as follows:

Budget	Euro
11 days for Readiness Visits to selected sites, including reporting and follow up. These will be performed by NB.	€33.000
30 days allocated to accompany the Readiness Visits to selected sites for translation and support purposes. These will be performed by the local CRA’s.	€75.000
TOTAL	€108.000

(c) The “Payment Schedule” set forth in Attachment B to Work Statement NB-1 (Attachment 2 to the Agreement) is amended to add a new Paragraph (16)  immediately following Paragraph (15) of the Payment Schedule, which shall read in full as follows:

“Payment for End of Study Readiness Visits will be paid in 4 parts; 40% upon signing of this work statement, 30% after data base transfer in October, 2014, 15% when the database is soft locked and transferred to Radius in November 2014, and 15% when the data base is hard locked and transferred to Radius in December, 2014. Such payments shall include all out-of-pocket travel expenses incurred by NB for study readiness visits”

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 8, all of the terms, provisions and conditions of the Agreement and Work Statement NB-1 are hereby ratified and confirmed and shall remain in full force and effect.  The term “Work Statement NB-1”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-1 as amended by this Amendment No. 8.

3.  General.  This Amendment No. 8 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

IN WITNESS WHEREOF the parties have caused this Amendment No. 8 under Work Statement NB-1 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 8 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ R.E. Ward	/s/ Jeppe Ragnar Andersen
By: R.E. Ward	By:
Title: President & CEO	Title: CEO

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
950 Winter Street	Herlev Hovedgade 207
Waltham, MA 02451	2730 Herlev
USA	Denmark
Attn: President & CEO	Attn: CEO
Phone: 01.617.551.4000	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.525